MML SERIES INVESTMENT FUND II
MML Blend Fund
MML Equity Fund
MML Inflation-Protected and Income Fund
MML Invesco Discovery Large Cap Fund
MML Invesco Discovery Mid Cap Fund
MML iShares® 60/40 Allocation Fund
MML iShares® 80/20 Allocation Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML U.S. Government Money Market Fund
Supplement dated July 29, 2025 to the
Statement of Additional Information dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective immediately, the following information supplements the information beginning on page B-55 under the heading Principal Officers in the section titled Management of the Trust:

Brian Pelkola	Vice President of the Trust
1295 State Street
Springfield, MA 01111-0001
Year of birth: 1984
Officer of the Trust since 2025
Officer of 84 portfolios in fund complex

Director of Product Management (since 2025), Senior Product Manager (2022-2025), MML Advisers; Director of Product Management (since 2025), Senior Product Manager (2022-2025), MassMutual; Senior Fund Administration Supervisor (2020-2022) Massachusetts Financial Services Company; Vice President (since 2025), MassMutual Select Funds (open-end investment company); Vice President (since 2025), MassMutual Premier Funds (open-end investment company); Vice President (since 2025), MassMutual Advantage Funds (open-end investment company); Vice President (since 2025), MML Series Investment Fund (open-end investment company); Vice President (since 2025), MML Series Investment Fund II (open-end investment company).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIISAI-25-01